EXHIBIT 32

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Nortel Networks Corporation, a Canadian corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Amendment No. 1 to the annual report on Form 10-K for the year ended December 31, 2002 (“Amendment No. 1”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in Amendment No. 1 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 23, 2003	“FRANK A. DUNN”

Frank A. Dunn

President and Chief Executive Officer

Dated: December 23, 2003	“DOUGLAS C. BEATTY”

Douglas C. Beatty

Chief Financial Officer

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